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                                                                   EXHIBIT 10.18

2001 BRUNSWICK PERFORMANCE PLAN (BPP)

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
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Purpose                Reward achievement of annual goals
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Eligibility            Key managers and above identified on an individual basis.
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Performance Period     Fiscal year.
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Participation Level    Pro rata participation in first year of eligibility.

                       Full participation in subsequent years.

                       Must be employed at year-end to receive an award (except in the event of death or disability).
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Target Incentives      Sum of target incentive opportunity as a percent of salary times average salary for the year for all eligible participants.
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Performance            Funding based on Brunswick Value Added (BVA).  BVA defined as profits after-tax; reduced
Measures               for cost of total capital.

                       Division employees measured against Division results.  Corporate employees measured against overall Brunswick Corporation results.
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Performance Levels:
 .  Threshold           .  Minimum performance level supporting the funding of any variable incentive pay.
                          Thresholds to be determined for each Division individually.

 .  Target              .  Agreed upon performance level, typically tied to profit plan for the year.

 .  Stretch             .  Performance necessary to support funding of twice target level.
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Funding Review         The following steps will be taken to review and approve funding:
and Approval
                       .  CFO will review actual results quarterly to evaluate established accruals.

                       .  CEO will review performance at end of performance period and recommend funding to Human
                          Resource and Compensation Committee as appropriate.

                       .  Committee will review and approve funding as deemed appropriate.
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Maximum Funding        None
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Individual Awards      Individual awards will be determined on a discretionary basis using evaluation of individual performance for the performance period, target incentive as a percent of salary and salary received for the performance period.

                       Individuals must be employed through end of performance period to receive an award, except terminees due to death or permanent and total disability will be eligible to receive awards.
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Timing of Award        As soon as practical after financial results are confirmed and appropriate approvals are
Payments               obtained.
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Nothing contained in these materials constitutes or is intended to create a promise of an individual incentive award or a contract of continued employment.
Employment is at-will and may be terminated by either the employee or
Corporation for any reason at any time.